REED'S, INC.
            13000 South Spring Street, Los Angeles, California 90061
                    Ph: (310) 217-9400 o Fax: (310) 217-9411
                             www.reedsgingerbrew.com

                      Suspension of Loan Payment Agreement

Los Angeles, California
April 4, 2005

      Robert T. Reed Sr, agrees to allow Reed's, Inc. (the "Company") to suspend payments on his three loans with the Company until the following date of October 1, 2006 or if the Company receives financing in excess of $1,000,000, which ever occurs first.

      This agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of California.

Company:  Reed's, Inc.


                  By: /s/ Christopher J. Reed
                      --------------------------------------------------
                           Christopher J. Reed, CEO, Founder



                  Co-signer: /s/ Robert T. Reed Sr.
                            -------------------------------------------
                                    Robert T. Reed Sr.